NOTE 8 - SUBSEQUENT EVENTS	3 Months Ended
Sep. 30, 2011
Subsequent Events [Text Block]

NOTE 8 – SUBSEQUENT EVENTS

On October 18, 2011, Ardent Mines closed on its acquisition of  mineral rights in 9,000 acres located in the Carajas Mineral Province of Brazil with an option exercise payment of $350,000 made to the Cooperativa dos Produtores de Minerios de Curionópolis (“COOPEMIC”). $128,701 of this payment was made prior to September 30, 2011.

In addition to the option exercise payment made to COOPEMIC, Ardent Mines has undertaken certain exploration commitments to COOPEMIC. Ardent Mines has also agreed to make subsequent payments to COOPEMIC on the basis of the exploration report and the extent of the extraction of gold, silver, copper and their respective by-products. If Ardent Mines determines it is advisable to continue exploration, Ardent Mines shall pay to COOPEMIC $250,000 after six months of exploration and an additional $150,000 after twelve months of exploration. If Ardent Mines’ exploration activities confirm the existence of gold, silver or cooper and their respective by-products in excess of 400,000 gold equivalent ounces, Ardent Mines shall pay to COOPEMIC 30% of $24 per gold equivalent ounce contained in the mineral reserves in three tranches: (i) one-third shall be paid when the Brazilian National Department of Mineral Production shall approve the final mineral exploration report; (ii) one-third shall be paid upon commencement of the extraction of gold, silver, copper and their respective by-products, contained in the areas covered by the mining rights; and (iii) one-third shall be paid within six months from the date of commencement of the extraction of gold, silver and copper and their respective by-products, contained in the areas covered by the mining rights.

During November 2011, Ardent Mines issued 46,800 common shares for cash proceeds of $143,676.